EXHIBIT 99.1

JOINDER, CONSENT AND AMENDMENT NO. 2 TO

LOAN AND SECURITY AGREEMENT

THIS JOINDER, CONSENT AND AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of July 26, 2010 (the “Second Amendment Effective Date”), is by and among FIFTH THIRD BANK, an Ohio banking corporation (in its individual capacity, “Fifth Third”), as agent (in such capacity as agent, “Agent”) for itself and all other lenders from time to time a party to the Loan Agreement referred to below (“Lenders”), LENDERS, ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation (“Fort Smith”), LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation (“Little Rock”), LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation (“Lowell”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”; Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, Fort Smith, Little Rock, Lowell, PHC Acquisition and Professional Reliable are collectively referred to as “Original Borrowers”), ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”; Holdings is referred to herein as the “Guarantor”), and ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation (“New Borrower”; Original Borrowers and New Borrower are collectively referred to herein as “Borrowers”; and Borrowers and the Guarantor are collectively referred to herein as the “Credit Parties”), each having its principal place of business at 2401 S. Plum Grove Road, Palatine, Illinois 60067.

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and the Guarantor are parties to that certain Loan and Security Agreement, dated as of November 2, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, subject to the terms and conditions of the Loan Agreement, the Lenders agreed to make available to the Borrowers Revolving Loans in the maximum aggregate principal amount of $55,000,000;

WHEREAS, the Credit Parties have informed Lenders that they have formed a new entity, the New Borrower, in order to consummate the acquisition of certain assets (the “Advantage Acquisition”) pursuant to that certain Asset Purchase Agreement dated as of July 26, 2010 (the “Advantage Purchase Agreement”) by and among New Borrower, as purchaser, Advantage Health Systems, Inc., a South Carolina corporation (the “Company”), Paul Mitchell, as the seller representative (the “Seller Representative”), and each of the Persons identified as “Sellers” on Exhibit A attached thereto (the “Sellers”);

WHEREAS, in connection with the Advantage Acquisition, in addition to certain cash consideration, the New Borrower and Guarantor wish to enter into that certain Earn-Out Agreement dated as of July 26, 2010 (the “Advantage Earn-Out Agreement”) with the Company, the Seller Representative and the Sellers, pursuant to which up to $2,000,000 of cash consideration may be payable to the Sellers subject to the terms and conditions thereof. The obligations of the New Borrower under the Advantage Earn-Out Agreement are guaranteed by Guarantor. For purposes hereof, the Advantage Purchase Agreement, the Advantage Earn-Out Agreement and any and all other instruments, documents or agreements executed and/or delivered in connection therewith are collectively referred to herein as the “Advantage Acquisition Documents”. A true, correct and complete copy of each of the Advantage Acquisition Documents has been delivered to Agent on the date hereof;

WHEREAS, the Credit Parties have requested that Lenders, among other things, (a) join New Borrower as a “Borrower” under the Loan Agreement pursuant to Section 6.01 of the Loan Agreement, (b) consent to the Advantage Acquisition notwithstanding the terms of Section 13.04 of the Loan Agreement, including, without limitation, that the purchase price for any acquisition shall not exceed $500,000.00 in the aggregate according to the definition of “Permitted Acquisition”, and (c) add a new term loan to the Loan Agreement in the aggregate principal amount of $5,000,000 (the “Term Loan”), the proceeds of which will be used pay a portion of the purchase price in respect of the Advantage Acquisition, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

Section 1. Incorporation of the Loan Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

Section 2. Joinder.

(a) New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, New Borrower will be deemed to be a “Borrower” for all purposes of the Loan Agreement and shall have all of the rights and obligations of Borrowers thereunder as if it had executed the Loan Agreement on the Closing Date. New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Agreement, including without limitation (a) all of the representations and warranties of the Borrowers set forth in Article 11 of the Loan Agreement, (b) all of the covenants set forth in Articles 12, 13 and 14 of the Loan Agreement and (c) the security agreement and other collateral provisions contained in Article 6.

(b) New Borrower is, simultaneously with the execution of this Amendment, executing and delivering any Other Agreements (and such other documents and instruments) as requested by the Agent in accordance with the Loan Agreement.

Section 3. Grant by New Borrower of Security Interest. Without limiting the generality of the foregoing Section, in order to induce Agent and the Lenders to enter into this Amendment, New Borrower hereby grants to Agent, for Agent’s benefit and for the benefit of the Lenders, a continuing lien on and security interest in, upon and to the Collateral, pursuant to and in accordance with the terms of Article 5 of the Loan Agreement.

Section 4. Updated Schedules. As a condition precedent to Agent’s and Lenders’ agreement to enter into this Amendment, and in order for this Amendment to be effective, the Credit Parties shall revise, update and deliver to Agent and Lenders all Schedules to the Loan Agreement to (a) reflect updated and accurate information with respect to New Borrower and (b) update all other information as necessary to make the representation in Section 12(d) of this Amendment ((a) and (b) collectively referred to as the “Updated Schedules”). The attached Updated Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

Section 5. Consent. Notwithstanding the provisions of Section 13.04 of the Loan Agreement, including, without limitation, that the purchase price for any Acquisition shall not exceed $500,000.00 in the aggregate according to the definition of “Permitted Acquisition”, the Agent and the Lenders hereby consent to the Advantage Acquisition, pursuant to the Advantage Acquisition Documents.

Section 6. Amendment of the Loan Agreement. The Credit Parties, Agent and Lenders hereby agree to amend the Loan Agreement as of the date hereof as follows:

(a) Section 2.02. Section 2.02 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“2.02 Term Loan. Subject to the terms and conditions of this Agreement, on the date that the conditions to the Term Loan are satisfied, each Lender severally and not jointly agrees to make a term loan to Borrowers in an amount equal to its Pro Rata Share of Five Million and No/100 Dollars ($5,000,000.00) (the “Term Loan”), but in any event not in excess of its Term Loan Commitment. Amounts repaid with respect to the Term Loan may not be reborrowed. Neither Agent nor any Lender shall be responsible for any failure by any other Term Loan Lender to perform its obligations to make its Pro Rata Share of the Term Loan hereunder, and the failure of any Term Loan Lender to make its Pro Rata Share of the Term Loan hereunder shall not relieve any other Term Loan Lender of its obligation, if any, to make its Pro Rata Share of the Term Loan hereunder.”

(b) Section 2.03(b). Section 2.03(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Repayment of the Term Loan. The outstanding principal balance of the Term Loan shall be repaid based upon a twenty-four (24) month straight-line amortization schedule in equal monthly principal installments of Two Hundred Eight Thousand Three Hundred Thirty-Four and No/100 Dollars ($208,334.00) payable on commencing on February 5, 2011 and the fifth (5th) Business Day of each calendar month thereafter; provided that any remaining outstanding principal balance of the Term Loan shall be repaid on the Term Loan Maturity Date. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.”

(c) Section 2.03(c) (Optional Prepayments). Section 2.03(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Optional Prepayments. The Borrowers may prepay without penalty or premium the principal of any Revolving Loan, in part or in whole, at any time and from time to time. To the extent the Revolving Loans are being prepaid in whole, in connection with a termination of the Revolving Loan Commitments, such prepayment shall be accompanied by the payment of accrued interest of such payment or amount prepaid, and any applicable LIBOR breakage or related fees and costs. To the extent the Revolving Loans are being prepaid in part, such prepayment shall be accompanied by the payment of any applicable LIBOR breakage or related fees and costs. Each such prepayment shall be applied to prepay the Revolving Loans of the Lenders in proportion to their respective Pro Rata Shares. The Borrowers may prepay without penalty or premium the principal of the Term Loan, in part or in whole, at any time and from time to time. Each such prepayment shall be accompanied by the payment of accrued interest of such payment or amount prepaid. Each such prepayment shall be applied to prepay the Term Loan of the Lenders in proportion to their respective Pro Rata Shares. The Borrowers shall notify Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in case of prepayment of a LIBOR Rate Loan, not later than 1:00 p.m., Chicago time, five (5) Business Days before the date of prepayment, and (ii) in the case repayment of a Floating Rate Loan, not later than 1:00 p.m., Chicago time, one (1) Business Day prior to the date such prepayment is to be made. Each such notice shall specify the prepayment date and the principal amount of each Loan to be prepaid.”

(d) Section 2.03(d(i)) (Mandatory Prepayments; Sales of Assets). Section 2.03(d)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Sales of Assets. Subject to Section 5.08, upon receipt of the Net Proceeds in an amount in excess of $250,000 (in a single transaction or in a series of related transactions) from the sale or other disposition of any Collateral, or if any of the Collateral is damaged, destroyed or taken by condemnation in whole or in part, the Net Proceeds thereof in excess of $250,000, shall be paid by such Credit Party to Agent, for the benefit of Agent and Lenders, as a mandatory prepayment of the Liabilities, as herein provided. Any prepayment made pursuant to this Section 2.03(d)(i) shall be applied to reduce the Term Loan, such payment to be applied against the remaining installments of principal in the inverse order of their maturities until such Term Loan is repaid in full, then to reduce the outstanding principal balance of the Revolving Loans (without a concomitant reduction in the Revolving Loan Commitment) until repaid in full, and then against the other Liabilities, in such order as Agent determines in its sole discretion.

(e) Section 4.02. Section 4.02 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“4.02 Term Loan Interest Rate. Subject to the terms and conditions set forth below, the Term Loan shall bear interest at the per annum rate of interest set forth in Section (a) or (b) below:

(a) With respect to Floating Rate Loans, at a per annum rate four hundred sixty (460) basis points in excess of the Floating Rate in effect from time to time, payable on the fifth (5th) Business Day of each month in arrears commencing August 5, 2010. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Floating Rate effective on the effective date of each such change in the Floating Rate.

(b) With respect to LIBOR Rate Loans, at a per annum rate four hundred sixty (460) basis points in excess of the LIBOR Rate for the applicable Interest Period, such rate to remain fixed for such Interest Period. Interest shall be payable on the last Business Day of such Interest Period”.

(f) Section 4.05(b) (Other LIBOR Provisions). Section 4.05(b) of the Loan Agreement is hereby amended by deleting the reference to “Sections 4.01(b)” in the ninth line thereof and replacing such reference with “Sections 4.01(b) or 4.02(b)” in place thereof.

(g) Section 4.06(a) (Fee Letter). Section 4.06(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Fee Letter: Borrowers shall jointly and severally pay to Agent certain fees and other amounts in accordance with the terms of any fee letter between Borrowers and Agent (individually or collectively, the “Fee Letter”).

(h) Section 10.01 (Termination). Section 10.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.01 If not earlier terminated pursuant to the terms of this Agreement, (a) the Term Loan Commitment shall terminate on the Term Loan Maturity Date and (b) the Revolving Commitment shall terminate on November 2, 2014 (the “Term”). On the Term Loan Maturity Date, Borrowers shall pay any remaining outstanding principal balance of the Term Loan, together with all accrued interest in respect thereof. In the event the Commitments (other than the Term Loan Commitment on the Term Loan Maturity Date in the absence of an Event of Default under this Agreement) terminate, then (i) Borrowers shall pay all of the Liabilities in full; (ii) Agent and Lenders shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (iii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrowers have repaid all of the Liabilities and this Agreement has terminated, each Credit Party shall deliver to Agent and Lenders a release, in form and substance reasonably satisfactory to Agent, of all obligations and liabilities of Agent and Lenders and their officers, directors, employees, agents, parents, subsidiaries and affiliates to such Credit Party, and if any Borrower is obtaining new financing from another lender, Credit Parties shall deliver an indemnification of Agent and Lenders, in form and substance reasonably satisfactory to Agent, for checks which Agent has credited to Borrowers’ account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to such Borrowers’ account. Upon delivery of such release and indemnification, Agent and Lenders agree to promptly deliver to the Credit Parties such Collateral in possession of Agent or any Lender and such instruments acknowledging and/or causing the termination of this Agreement and the Liens created hereby.”

(i) Section 11.22 (Subordinated Debt). Section 11.22 of the Loan Agreement is hereby amended by deleting the reference to “Revolving Loan Commitment” in the sixth line thereof and replacing such reference with “Commitments” in place thereof.

(j) Section 12.10 (Checking Accounts and Cash Management Services). The first sentence of Section 12.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Each Credit Party shall maintain each of its general checking/controlled disbursement accounts with Fifth Third, other than (a) any accounts maintained with other financial institutions (i) that have a balance of less than $10,000, (ii) with respect to which the relevant Credit Party has complied with Section 5.07 hereof or (iii) as required by law, provided that, such Credit Party has provided Agent with prior written notice thereof, and (b) that certain disbursement account no. 7102448452 maintained with Carolina First Bank so long as such disbursement account (x) is used solely to disburse payroll for Addus South Carolina employees located in South Carolina and (y) has a balance of no more than either (A) 110% of the total payroll amount being paid for such week prior to the disbursement of such weekly payroll or (B) $30,000 after the disbursement of such weekly payroll.”

(k) Section 16.01 (Remedies Upon an Event of Default). Section 16.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“16.01 Upon the occurrence and during the continuance of an Event of Default described in Section 15.07 or 15.08 hereof, all of the Commitments shall immediately and automatically terminate and all of the Liabilities shall immediately and automatically become due and payable, in each case, without notice of any kind. Upon the occurrence and during the continuance of any other Event of Default, all Liabilities may, at the option of Requisite Lenders, and without demand, notice or legal process of any kind, all of the Commitments may be terminated and all of the Liabilities may be declared, and immediately shall become, due and payable.”

(l) Section 19.02(g) (Joint and Several Liability). Section 19.02(g) of the Loan Agreement is hereby amended by deleting the reference to “Revolving Loan Commitment” in the tenth line thereof and replacing such reference with “Commitments” in place thereof.

(m) Section 19.02(m) (Joint and Several Liability). Section 19.02(m) of the Loan Agreement is hereby amended by deleting the reference to “Revolving Loan Commitment” in the fifth line thereof and replacing such reference with “Commitments” in place thereof.

(n) Section 19.03(c) (Assignability). Section 19.03(c) of the Loan Agreement is hereby amended by deleting the reference to “Revolving Loan Commitment” in the fifth line thereof and replacing such reference with “Commitments” in place thereof.

(o) Section 19.03(e) (Assignability). The first sentence of Section 19.03(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Agent shall maintain (acting solely for this purpose as an agent of the Borrowers) at its address referred to in Section 19.07 of the Agreement a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Revolving Loan Commitment and Term Loan Commitment of, and principal and any stated interest amount of the Loans owing to, each Lender from time to time (collectively, the “Register”).”

(p) Section 19.03(g) (Assignability). The first sentence of Section 19.03(g) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(g) Each Lender may sell participations (without the consent of Agent, any Credit Party or any other Lender) to one or more parties (each a “Loan Participant”), in or to all (or a portion) of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Loan Commitment, Term Loan Commitment or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Credit Parties, Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and no Loan Participant shall have any right to exercise any remedies or right to vote in respect of any matters hereunder and (iv) such Lender shall not transfer, grant, assign or sell any participation under which the participant shall have rights to approve any amendment or waiver of this Agreement.”

(q) Section 19.04(a) (Amendments, Etc.). Section 19.04(a) of the Loan Agreement is hereby amended by deleting the reference to “Revolving Loan Commitment” in the twenty-second line thereof and replacing such reference with “Commitments” in place thereof.

(r) Term Loan Commitment Set Forth on the Signature Page to the Loan Agreement. The maximum amount of the Term Loan Commitment set forth on the signature page attached hereto is hereby incorporated into the Loan Agreement effective as of the Second Amendment Effective Date.

(s) Annex I (Defined Terms). The following new definitions of “Addus South Carolina”, “Commitments”, “Second Amendment”, “Second Amendment Effective Date”, “Term Loan”, “Term Loan Commitment” and “Term Loan Maturity Date” shall be added to Annex I of the Loan Agreement in the appropriate alphabetical order to read as follows:

“Addus South Carolina” shall mean Addus HealthCare (South Carolina), Inc., a Delaware corporation, that was added as a Borrower to this Agreement in connection with the Second Amendment.

“Commitments” shall mean, collectively, the Revolving Loan Commitment and the Term Loan Commitment”

“Second Amendment” shall mean that certain Joinder, Consent and Amendment No. 2 to Loan and Security Agreement dated as of the Second Amendment Effective Date by and among the Borrowers, the other Credit Parties, Agent, for the benefit of itself and the other Lenders, and Lenders.

“Second Amendment Effective Date” shall mean July 26, 2010.

“Term Loan” shall have the meaning specified in Section 2.02 hereof.

“Term Loan Commitment” shall mean, with respect to any Lender, the maximum amount of the Term Loan which such Lender has agreed to make, subject to the terms and conditions of this Agreement, as set forth on the signature page hereto or any Assignment and Acceptance executed by such Lender.

“Term Loan Maturity Date” shall mean January 5, 2013.

(t) Annex I (Defined Terms). The following definitions of “Adjusted EBITDA”, “Earnout Liabilities” and “Pro Rata Share” in Annex I of the Loan Agreement shall be amended and restated in their entirety to read as follows:

“Adjusted EBITDA” shall mean, with respect to any period, the Credit Parties’ and their Subsidiaries’ consolidated net income (or loss) for such period determined on a consolidated basis in accordance with GAAP (excluding any gains or losses on the sales of assets (other than the sale of Inventory in the ordinary course of business) and excluding other extraordinary gains or losses) plus interest expense, income tax expense, depreciation and amortization for such period, plus management fee payments (if any), plus or minus any other non-cash charges or gains which have been subtracted or added in calculating consolidated net income for such period, plus or minus losses or gains from discontinued operations, plus fees, costs and expenses incurred in connection with entering into this Agreement and the IPO Transaction in an aggregate amount not to exceed $15,000,000, plus non-cash impairment charges, plus due diligence costs and expenses related to closed Acquisitions permitted under this Agreement, plus or minus adjustments to contingent consideration recognized in connection with Acquisitions permitted under this Agreement, plus stock-based compensation expense recognized on the issuance of stock-based incentives issued to directors and employees, for such period, all on a consolidated basis, to the extent such costs are deemed an expense per GAAP and therefore impact net income in such periods. For all purposes hereunder, from the Second Amendment Effective Date through and including June 30, 2011, Adjusted EBITDA shall be calculated by adding, without duplication, (a) Adjusted EBITDA for the Credit Parties’ and their Subsidiaries for the applicable period, plus (b) the applicable Pro Forma Advantage Acquisition EBITDA for such period as determined in accordance with Schedule 2 to the Disclosure Statement.”

“Earnout Liabilities” shall mean Indebtedness consisting of “earnouts” and similar contingent payment obligations of any Credit Party (x) as of the Second Amendment Effective Date, consisting of the following: (a) Addus Idaho, pursuant to that certain Earn-Out Agreement dated as of April 1, 2008 by and among the various parties thereto, (b) Addus Nevada pursuant to that certain Earn-Out Agreement dated as of November 13, 2007 by and among the various parties thereto, (c) Addus Nevada pursuant to that certain Asset Purchase Agreement dated as of June 16, 2008 by and among Addus Nevada, as purchaser, New Life Personal Care LLC, as the company, and Juan Gomez, Flor Gomez-Cruz, Alberta Gomez-Cruz and Norma Gomez-Cruz, as the sellers, and (d) Addus South Carolina pursuant to that certain Earn-Out Agreement dated as of July 26, 2010 by and among Addus South Carolina, as purchaser, Holdings, as guarantor, Advantage Health Systems, Inc., as the earn-out recipient, Paul Mitchell, as seller representative, and the sellers party thereto (as more particularly described on the schedule therein), and (y) after the Second Amendment Effective Date issued in connection with any Acquisitions permitted under this Agreement and subordinated in right of payment to the Liabilities in a manner satisfactory to Agent, in its sole discretion exercised in a good faith and commercially reasonable manner.

“Pro Rata Share” shall mean, at any time, with respect to any Lender, a fraction (expressed as a percentage in no more than nine (9) decimal places), the numerator of which shall be the sum of the Revolving Loan Commitment and Term Loan Commitment of such Lender at such time and the denominator of which shall be the Maximum Loan Limit at such time.

Section 7. No Default. The Credit Parties represent and warrant to Agent that, no Default or Event of Default has occurred and is continuing under the Loan Agreement, as amended by this Amendment on and as of the Second Amendment Effective Date, and after giving effect to, the making of the Term Loan on the Second Amendment Effective Date.

Section 8. Conditions of Effectiveness. This Amendment shall become effective as of the Second Amendment Effective Date hereof, but only upon receipt by Agent of each of the following:

(a) one or more counterparts of each agreement, document and instrument set forth on the Joinder, Consent and Amendment No. 2 to Loan and Security Agreement Closing Document Checklist previously delivered to the Credit Parties, each in form and substance satisfactory to Agent;

(b) fully executed copies of each of the Advantage Acquisition Documents, in form and substance acceptable to Agent;

(c) payment to Agent of the fees and other amounts in accordance with the terms of the fee letter dated as of the Second Amendment Effective Date by Borrowers in favor of Agent; and

(d) such other certificates, instruments, documents, and agreements as may be reasonably required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

Section 9. Fees and Expenses. Borrowers agree to pay on demand all costs and expenses of, or incurred by, Agent, including but not limited to, legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 10. Security. Each Credit Party expressly acknowledges and agrees that all collateral, security interests, liens, pledges and mortgages heretofore, under this Amendment, or hereafter granted to Agent for the benefit of Lenders, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Loan Agreement, and all other supplements to the Loan Agreement, extend to and cover all of the obligations of Borrowers to Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

Section 11. Holdings Guaranty. The Guarantor expressly acknowledges and agrees that its Guaranty Agreement extends to and covers in full all obligations incurred by the Borrowers, directly or indirectly, in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, and such Guaranty Agreement is hereby ratified, reaffirmed, confirmed and approved.

Section 12. Representations and Warranties. Each Credit Party represents and warrants to Agent and each Lender that:

(a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

(b) the execution and delivery of this Amendment and the performance by such Credit Party of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of such Credit Party or of any agreement binding upon such Credit Party;

(c) this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity):

(d) all representations and warranties of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) with the same effect as if such representations and warranties had been made on the Second Amendment Effective Date and after giving effect to the making of the Term Loan on the Second Amendment Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which cash such representation and warranties shall have been so true and correct on and as of such earlier date); and

(e) all covenants of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true, correct and complete as of the date hereof and after giving effect to the making of the Term Loan on the Second Amendment Effective Date.

Section 13. Release.

(a) To the fullest extent permitted by applicable law, in consideration of Agent and Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which the Credit Parties hereby acknowledge, each Credit Party, on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of any Credit Party and any debtor-in-possession with respect to any Credit Party), assigns, subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases, discharges and acquits Agent and Lenders and their parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), indebtedness and obligations (collectively, “Claims”) of every type, kind, nature, description or character, including, without limitation, any so-called “lender liability” claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to any Credit Party, this Amendment, the Loan Agreement, the Liabilities, any Collateral, any other Loan Document and any third parties liable in whole or in part for the Liabilities, except to the extent any Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of a Releasee. This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Loan Agreement or any of the other Loan Documents, including payment in full of the Liabilities.

(b) Each Credit Party hereby agrees that its obligation to release the Releasees as set forth herein shall include an obligation by such Credit Party to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (excluding any lost profits) incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Credit Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than those matters caused by or resulting from a Releasees’ gross negligence or willful misconduct. The foregoing indemnity shall survive the payment in full of the Liabilities and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

Section 14. Incorporation. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

Section 15. Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

Section 16. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

Section 17. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a ..pdf file) of an executed counterparty signature page shall be effective as a manually executed counterpart signature hereof.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Joinder, Consent and Amendment No. 2 to Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

ORIGINAL BORROWERS:	ADDUS HEALTHCARE, INC., an Illinois corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

(Signature Page to Joinder, Consent and Amendment No. 2 to Loan and Security Agreement)

ORIGINAL BORROWERS:	ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

BENEFITS ASSURANCE CO., INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

(Signature Page to Joinder, Consent and Amendment No. 2 to Loan and Security Agreement)

ORIGINAL BORROWERS:	LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

PHC ACQUISITION CORPORATION, a California corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation

	By:	/s/ Frank Leonard
Frank Leonard Secretary

(Signature Page to Joinder, Consent and Amendment No. 2 to Loan and Security Agreement)

GUARANTOR:	ADDUS HOMECARE CORPORATION, a Delaware corporation

	By:	/s/ Mark Heaney
Mark Heaney
President

NEW BORROWER:	ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation

	By:	/s/ Frank Leonard
Frank Leonard
Secretary

(Signature Page to Joinder, Consent and Amendment No. 2 to Loan and Security Agreement)

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

	By:	/s/ Michael E. May
Michael E. May
Vice President

Revolving Loan Commitment: $55,000,000.00 Term Loan Commitment: $5,000,000.00

Schedule 2

Pro Forma Advantage Acquisition EBITDA

The “Pro Forma Advantage Acquisition EBITDA” for each applicable period shall be determined in accordance with the methodology set forth below, as applicable, for such period ending on the date set forth below:

Period Ending	Applicable Amount

Twelve (12) month period ending July 31, 2010	$2,350,000

Twelve (12) month period ending August 31, 2010	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 11 and (ii) the denominator or which is 12.

Twelve (12) month period ending September 30, 2010	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 10 and (ii) the denominator or which is 12.

Twelve (12) month period ending October 31, 2010	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 9 and (ii) the denominator or which is 12.

Twelve (12) month period ending November 30, 2010	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 8 and (ii) the denominator or which is 12.

Twelve (12) month period ending December 31, 2010	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 7 and (ii) the denominator or which is 12.

Twelve (12) month period ending January 31, 2011	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 6 and (ii) the denominator or which is 12.

Twelve (12) month period ending February 28, 2011	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 5 and (ii) the denominator or which is 12.

Twelve (12) month period ending March 31, 2011	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 4 and (ii) the denominator or which is 12.

Twelve (12) month period ending April 30, 2011	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 3 and (ii) the denominator or which is 12.

Twelve (12) month period ending May 31, 2011	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 2 and (ii) the denominator or which is 12.

Twelve (12) month period ending June 30, 2011	The product of (a) $2,350,000 multiplied by (b) a fraction, (i) the numerator of which is 1 and (ii) the denominator or which is 12.